SUPPLEMENT TO THE SPARTAN(registered trademark) SHORT-TERM BOND FUND AND SPARTAN INVESTMENT GRADE BOND FUND NOVEMBER 24,1998 PROSPECTUS
The following information replaces similar information found in the "How to Buy Shares" section on page 24.
MINIMUM INVESTMENTS
TO OPEN AN ACCOUNT
For Spartan Short-Term Bond $10,000
For Spartan Investment Grade Bond $25,000
TO ADD TO AN ACCOUNT
For Spartan Short-Term Bond $1,000
Through regular investment plansB $500
For Spartan Investment Grade Bond $1,000
For certain Fidelity retirement accountsA $1,000
Through regular investment plansB $500
MINIMUM BALANCE
For Spartan Short-Term Bond $5,000
For Spartan Investment Grade Bond $10,000
A FIDELITY TRADITIONAL IRA, ROTH IRA, ROTH CONVERSION IRA, ROLLOVER IRA, SEP-IRA, AND KEOGH ACCOUNTS.
B FOR MORE INFORMATION ABOUT REGULAR INVESTMENT PLANS, PLEASE REFER TO "INVESTOR SERVICES," PAGE 28.